Exhibit 99.1

ADT Announces Closing of $450 Million Investment by Google

BOCA RATON, Fla., Sept. 17, 2020 – ADT Inc. (NYSE: ADT) (“ADT” or the “Company”), a leading provider of security, automation, and smart home solutions serving consumer and business customers in the United States, today announced that, upon the terms and subject to the conditions set forth in the previously disclosed Securities Purchase Agreement, dated as of July 31, 2020, with Google LLC (“Google”), the Company issued and sold in a private placement to Google 54,744,525 shares of Class B common stock, par value $0.01 per share, of the Company for an aggregate purchase price of $450 million (the “Private Placement”). The shares of Class B common stock issued to Google represent approximately 6.6% of the issued and outstanding common stock of the Company on an as-converted basis. The Company expects to use the net proceeds from the Private Placement for further growth initiatives and to reduce debt over time.

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About ADT

ADT is a leading provider of security, automation, and smart home solutions serving consumer and business customers through more than 300 locations, 9 owned and operated monitoring centers, and the largest network of security professionals in the United States. The company offers many ways to help protect customers by delivering lifestyle-driven solutions via professionally installed, do-it-yourself, mobile, and digital-based offerings for residential, small business, and larger commercial customers. For more information, please visit www.adt.com or follow us on Twitter, LinkedIn, Facebook, and Instagram.

Forward-Looking Statements

The Company has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, our recently executed long-term, strategic partnership with Google LLC (“Google”) and any stated or implied outcomes with respect thereto, our future growth prospects, our success with respect to product innovation and the market acceptance thereof, the current or future market size for our products, our ability to meet the milestones we have established with respect to our strategic partnership with Google, our ability to effectively utilize any of the amounts invested in us by Google, our anticipated financial performance, management’s plans and objectives for future operations, business prospects, the outcome of regulatory proceedings, market conditions, our ability to successfully respond to the challenges posed by the COVID-19 pandemic, and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Contacts:

ADT Investor Relations

Derek Fiebig

derekfiebig@adt.com

ADT Media

Paul Wiseman

paulwiseman@adt.com